Exhibit 10.6(k)

When recorded return to:

Brownstein Hyatt Farber Schreck, LLP
410 17th Street, Suite 2200
Denver, Colorado  80202
Attention:  Gregory A. Vallin, Esq.

TENTH AMENDMENT TO LEASE AND OPERATING AGREEMENT

THIS TENTH AMENDMENT TO LEASE AND OPERATING AGREEMENT (this “Tenth Amendment”) is made effective as of August 29, 2016 by and between INTRAWEST/WINTER PARK OPERATIONS CORPORATION, a Delaware corporation (“Tenant”) and WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation (“Landlord”). All recording references contained herein are to the real estate records maintained by the Office of the Clerk and Recorder for Grand County, Colorado (the “Records”).

A.          WHEREAS, Landlord and Tenant entered into that certain Lease and Operating Agreement with an effective date of December 23, 2002, recorded on December 23, 2002, in the Records at Reception No. 2002‑014286, as amended by that certain Lease Exhibits Modification Agreement dated as of December 20, 2002, and recorded on December 23, 2002, in the Records at Reception No. 2002-014287, as further amended by that certain Amended and Restated Effective Date Certificate effective as of December 23, 2002, recorded on April 25, 2003, in the Records at Reception No. 2003-005109, as further amended by that certain Amended and Restated Lease Exhibits Modification Agreement with an effective date of December 23, 2002, recorded on April 25, 2003, in the Records at Reception No. 2003-005110, as further amended by that certain First Amendment to Lease and Operating Agreement dated as of July 2, 2004, recorded on July 9, 2004, in the Records at Reception No. 2004-008216, as further amended by that certain Second Amendment to Lease and Operating Agreement dated May 4, 2009, recorded May 6, 2009, in the Records at Reception No. 2009-004056, as further amended by that certain Third Amendment to Lease and Operating Agreement dated May 4, 2009, recorded on May 6, 2009, in the Records at Reception No. 2009-004072, as further amended by that certain Fourth Amendment to Lease and Operating Agreement dated January 30, 2013, recorded January 30, 2013, in the Records at Reception No. 2013‑000928, as further amended by that certain Fifth Amendment to Lease and Operating Agreement dated April 10, 2013, recorded April 11, 2013, in the Records at Reception No. 2013‑003277, as further amended by that certain Sixth Amendment to Lease and Operating Agreement dated September 30, 2013, recorded October 30, 2013 in the Records at Reception No. 2013-009203, as further amended by that certain Seventh Amendment to Lease and Operating Agreement dated January 31, 2014, recorded February 3, 2014 in the Records at Reception No. 2014000545, as further amended by that certain Eighth Amendment to Lease and Operating Agreement dated November 26, 2014, recorded December 4, 2014 in the Records at Reception No. 2014008082, and as further amended by that certain Ninth Amendment to Lease and Operating Agreement dated March 15, 2016, recorded March 17, 2016 in the Records at Reception No. 2016001835 (as amended, the “Lease Agreement”).

B.          WHEREAS, Winter Park Water and Sanitation District (the “District”), as landlord, is leasing real property to Tenant, as tenant, pursuant to that certain Winter Park Resort Lease Agreement, dated as of September 13, 2008, as amended, which covers that certain real property generally known as the Bus Barn Lease Parking Lot (the “Winter Park Water and Sanitation District Parking Lease”) covering certain parking spaces that are used in connection with the operation of the Resort.

C.          WHEREAS, the Winter Park Water and Sanitation District Parking Lease is being assigned by Tenant to Landlord pursuant to that certain Assignment of Parking Lease, dated as of even date with this Tenth Amendment.

D.          WHEREAS, pursuant to Section 2.5 of the Lease Agreement “Additional Leased Assets” are leased back to Tenant.  Given the nature of the Winter Park Water and Sanitation District Parking Lease, the Leased Premises as defined in the Winter Park Water and Sanitation District Parking Lease is automatically deemed an “Additional Leased Asset” under the Lease Agreement upon the execution of the Winter Park Water and Sanitation District Parking Lease.  However, to properly allow for its inclusion as collateral in certain of the Agreed-Upon Indebtedness Documents, the Parties desire to herein specifically designate the Leased Premises under the Winter Park Water and Sanitation District Parking Lease as an Additional Leased Asset.

E.          WHEREAS, Landlord and Tenant desire to amend the Lease Agreement to add the Winter Park Water and Sanitation District Lease Agreement as an Additional Leased Asset, to replace certain exhibits, and to amend and add certain other provisions as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.	Resort Operations. The definition of the term “Resort Operations” contained in Article I of the Lease Agreement is deleted in its entirety and replaced with the following:

“Resort Operations” shall mean (a) all activities and operations of Tenant or any lessee, sublessee, licensee, franchisee or other user of every kind and nature for, relating to or in the support of (i) the on-mountain activities of snowsliding, mountain biking and mountain hiking or (ii) other recreational activities conducted or required by this Agreement to be conducted on any or all of the Real Property and the National Forest System Lands; (b) sales of Lift tickets; (c) Competitive Rentals; and (d) central reservations (without regard to where central reservations are conducted and whether it is central reservations for activities or housing, but only to the extent relating to activities or accommodations in Grand County, Colorado excluding any activities or accommodations that are conducted or owned by Tenant or an affiliate of Tenant that are located outside the Winter Park Resort and outside the Purchased Developable Land).

2.	No Abatement if Lease Is Not Terminated. Article 14.5 of the Lease Agreement is deleted in its entirety and replaced with the following:

In the event of any damage, destruction, deprivation of use or taking that does not result in the termination of this Agreement pursuant to Section 14.1, 14.2 or 14.3, there shall be no reduction, change or abatement of any payment payable by or on the part of Tenant hereunder or in the method of computing, accounting for, or paying the same.

3.	Non-Discrimination. The following shall be added to Article XVIII as Section 18.17:

Non-Discrimination.  Tenant and its employees shall not discriminate against any person on the basis of race, color, sex (in educational and training programs), national origin, age, or disability or by curtailing or refusing to furnish accommodations, facilities, services, or use privileges offered to the public generally.  In addition, Tenant and its employees shall comply with the provisions of Title VI of the Civil Rights Act of 1964 as amended, Section 504 of the Rehabilitation Act of 1973, as amended, Title IX of the Education Amendments of 1972, as amended and the Age Discrimination Act of 1975, as amended.

4.	Exhibit F. Exhibit F, Forest Service Permits, to the Lease Agreement shall be deleted in its entirety and replaced with Exhibit F attached hereto.

5.	Exhibit G. Exhibit G, Water Rights, to the Lease Agreement shall be deleted in its entirety and replaced with Exhibit G attached hereto.

6.	Exhibit S. The following is added to Exhibit S of the Lease Agreement and shall be deemed an Additional Leased Asset under the Lease Agreement:

“The leasehold estate and all right, title and interests created or granted under the Winter Park Resort Lease Agreement between the Winter Park Water and Sanitation District, as landlord, and Tenant, as tenant, as assigned by Tenant to Landlord pursuant to an Assignment of Parking Lease, a memorandum of which is recorded in the Records, which leasehold estate covers the parcel of land described as follows:

A LEGAL DESCRIPTION OF A PORTION OF LAND SITUATED WITHIN PARCEL 2 OF FINAL PLAT WINTER PARK TRIANGLE PARCEL SUBDIVISION EXEMPTION AS RECORDED IN THE GRAND COUNTY RECORDS AT RECEPTION NO. 304235. SAID PORTION OF LAND IS LOCATED IN PROTRACTED SECTION 10 OF UNSURVEYED TOWNSHIP 2 SOUTH, RANGE 75 WEST OF THE 6TH P.M., GRAND COUNTY, COLORADO BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

CONSIDERING A LINE TO BEAR N 58°07'28" W A DISTANCE OF 1387.14' AS EVIDENCED BY A REBAR W/ALUMINUM CAP (PLS#11415) LYING ON THE NORTH RIGHT-OF-WAY OF WINTER PARK DRIVE AND BEING SITUATED AT THE WEST-MOST CORNER OF SAID PARCEL 2 AND A REBAR W/ALUMINUM CAP (PLS#11415), BEING A POINT OF CURVATURE SITUATED ON THE NORTH RIGHT-OF-WAY OF WINTER PARK DRIVE AS DEPICTED ON SAID RECEPTION NO. 304235, WITH ALL BEARINGS CONTAINED HEREIN RELATIVE THERETO.

COMMENCING AT SAID WEST-MOST CORNER OF SAID PARCEL 2 (P.O.C.); THENCE S 46°04'25" E ALONG THE NORTH RIGHT-OF-WAY OF WINTER PARK DRIVE A DISTANCE OF 388.41' TO THE TRUE POINT OF BEGINNING (P.O.B.);

THENCE DEPARTING THE NORTH RIGHT-OF-WAY OF WINTER PARK DRIVE FOR THE FOLLOWING COURSES;

S 67°16'05" E A DISTANCE OF 73.80' TO A POINT;
S 60°23'48" E A DISTANCE OF 73.63' TO A POINT;
S 40°33'43" E A DISTANCE OF 142.51' TO A POINT;
S 53°23'35" E A DISTANCE OF 31.31' TO A POINT;
S 83°18'38" E A DISTANCE OF 40.96' TO A POINT;
N 23°09'37" E A DISTANCE OF 73.44' TO A POINT;
S 61°19'43" E A DISTANCE OF 327.15' TO A POINT;
S 49°02'55" E A DISTANCE OF 232.87' TO A POINT LYING ON THE NORTH RIGHT-OF-WAY OF WINTER PARK DRIVE;

THENCE CONTINUING ALONG THE NORTH RIGHT-OF-WAY OF WINTER PARK DRIVE THE FOLLOWING COURSES;

N 66°44'59" W A DISTANCE OF 476.40' TO A POINT OF CURVATURE; ALONG A CURVE TURNING TO THE RIGHT WITH A RADIUS OF 909.92', AN ARC LENGTH OF 328.36', A DELTA ANGLE OF 20°40'34", A CHORD LENGTH OF 326.58', AND A CHORD BEARING OF N 56°24'42" W TO A POINT OF TANGENCY; N 46°04'25" W A DISTANCE OF 100.81' TO THE POINT OF BEGINNING;

SAID PORTION OF LAND CONTAINS 44725 SQ. FT. AND/OR 1.03 ACRES MORE OR LESS.

PREPARED BY ROBERT C. PFEIFFER ON BEHALF OF TIM SHENK LAND SURVEYING, INC. ON AUGUST 24, 2016.

7.	Defined Terms. Any capitalized terms contained in this Tenth Amendment that are not defined herein shall have the meaning ascribed to them in the Lease Agreement.

8.	No Further Changes. All other terms and conditions of the Lease Agreement remain in full force and effect.

[THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

The parties have executed this Tenth Amendment to Lease and Operating Agreement as of the date set forth below.

LANDLORD:

WINTER PARK RECREATIONAL
ASSOCIATION, a Colorado nonprofit corporation

By:	/s/ Sarah M. Rockwell
Name: Sarah M. Rockwell
Its: President

STATE OF COLORADO	)
	)	ss.
COUNTY OF DENVER	)

The foregoing instrument was acknowledged before me this 25th day of August, 2016 by Sarah M. Rockwell, as President of WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation.

Witness my hand and official seal.

My commission expires:	6/17/2019

/s/ Susan J. Miller
Notary Public

[ADDITIONAL SIGNATURE ON FOLLOWING PAGE]

TENANT:

INTRAWEST/WINTER PARK OPERATIONS
CORPORATION, a Delaware corporation

By:	/s/ Gary DeFrange
Name: Gary DeFrange
Its: President & COO

STATE OF COLORADO	)
	)	ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this 26th day of August, 2016 by Gary DeFrange, as President & COO of INTRAWEST/WINTER PARK OPERATIONS CORPORATION, a Delaware corporation.

Witness my hand and official seal.

My commission expires:	9/8/2019

/s/ Sandra M. Pschenica
Notary Public

EXHIBIT F
TO LEASE AND OPERATING AGREEMENT

FOREST SERVICE PERMITS

[See Attached]

F-1

See Exhibits 10.21 (a) and 10.21 (b) filed with this Annual Report on Form 10-k.

EXHIBIT G
TO LEASE AND OPERATING AGREEMENT

WATER RIGHTS

1.	CASE NOS. 91CW240, 92CW319 AND 98CW168:

Any and all water rights adjudicated by the District Court in and for Water Division 5 in Case Nos. 91CW240, 92CW319 and 98CW168 (on-mountain well cases), as the decrees and rights adjudicated in those cases may be perfected or amended from time to time, as well as any and all related plans for augmentation, permits, fixtures, facilities, rights-of-way, or other water rights, including but not limited to the following:

A.
Sunspot Well No. 1, decreed for 20 gpm absolute for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to the Fraser River and Little Vasquez Creek, with an appropriation date of June 12, 1991.  This well is located at a point South 21°45′ West, 13,780 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.  This well is permitted under Colorado Division of Water Resources Well Permit No. 044568-F, dated February 9, 1995.

B.	Sunspot Well No. 2, decreed for 5 gpm absolute for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to the Fraser River and Little Vasquez Creek, with an appropriation date of June 12, 1991. This well is located at a point South 21°30′ West, 13,900 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M. This well is permitted under Colorado Division of Water Resources Well Permit No. 044569-F, dated February 9, 1995.

C.	Sunspot Well No. 4, decreed for 25 gpm absolute for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to the Fraser River and Little Vasquez Creek, with an appropriation date of September 15, 1992. This well is located at a point South 23°04′ West 13,630 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M. This well is permitted under Colorado Division of Water Resources Well Permit No. 044570-F, dated February 9, 1995.

D.	Snoasis Well No. 1, decreed for 10 gpm absolute for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to the Fraser River, with an appropriation date of November 3, 1977. This well is located at a point South 32°45′ West, 9,720 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M. This well is permitted under Colorado Division of Water Resources Well Permit No. 044571-F, dated February 9, 1995.

E.	Snoasis Well No. 2, decreed for 10 gpm absolute for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to the Fraser River, with an appropriation date of November 10, 1977. This well is located at a point South 32°30′ West, 9,500 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M. This well is permitted under Colorado Division of Water Resources Well Permit No. 044572-F, dated February 9, 1995.

F.	Lunch Rock Well No. 1, decreed for 25 gpm absolute for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to the Fraser River and Little Vasquez Creek, with an appropriation date of June 12, 1991. This well is located at a point South 13°45′ West, 18,750 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M. This well is permitted under Colorado Division of Water Resources Well Permit No. 045421-F, dated August 30, 1995.

G.	Lunch Rock Well No. 2, decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to the Fraser River and Little Vasquez Creek, with an appropriation date of June 12, 1991. This well is located at a point South 13°15′ West, 18,800 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

H.	Wilson’s Way Building Well No. 1, decreed for 14 gpm absolute for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to the Fraser River, with an appropriation date of December 31, 1991. This well is located at a point in the SW1/4 of the SW1/4 of Section 10, Township 2 South, Range 75 West of the 6th P.M., located 1,200 feet from the south section line and 800 feet from the west section line of said Section 10. This well is permitted under Colorado Division of Water Resources Well Permit No. 045706-F, dated November 13, 1995.

I.	Mary Jane Maintenance Building Well No. 1, decreed for 15 gpm absolute for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to the Fraser River, with an appropriation date of September 25, 1974. This well is located at a point South 1°30′ East, 14,500 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M. This well is permitted under Colorado Division of Water Resources Well Permit No. 044574-F, dated February 9, 1995. An alternate point of diversion for this right at the point of diversion of Mary Jane Day Center Well DC #2 was decreed in Case No. 98CW168.

J.	Mary Jane Day Center Well DC #2, decreed for 20 gpm absolute for domestic, sanitary, commercial and irrigation purposes, the source of which is groundwater tributary to the Fraser River, with an appropriation date of October 4, 1975. The irrigated acreage consists of less than one acre of landscaping located immediately adjacent to the Mary Jane Day Center. This well is located at a point South 4°45′ West, 12,200 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M. This well is permitted under Colorado Division of Water Resources Well Permit No. 044573-F, dated February 9, 1995.

2.	CASE NO. 92CW332:

Any and all water rights claimed, decreed or adjudicated by the District Court in and for Water Division 5 in Case No. 92CW332 (snowmaking plan for augmentation and appropriative right of exchange case), as the decree and rights adjudicated in that case may be perfected or amended from time to time, as well as any and all related plans for augmentation, permits, fixtures, facilities, rights‑of‑way, or other water rights, including but not limited to the appropriative rights of exchange relating to the following water diversion and delivery systems:

A.	Winter Park/Mary Jane Snowmaking Diversion. A point in Denver Water’s Fraser River and Williams Fork collection system (the “Moffat System”) located in the NE1/4 of the SW1/4 of Section 10, Township 2 South, Range 75 West of the 6th P.M., which bears South 26°00′ West a distance of 7,480 feet from the NE corner of Section 3, Township 2 South, Range 75 West of the 6th P.M. The basis of bearing is the east section line of said Section 3 which bears more or less due south.

B.	Vasquez Mountain Snowmaking Diversion. A point in the Moffat System located in the NW1/4 of the NW1/4 of Section 9, Township 2 South, Range 75 West of the 6th P.M., which bears South 65°15′ West a distance of 12,100 feet from the NE corner of Section 3, Township 2 South, Range 75 West of the 6th P.M. The basis of bearing is the east section line of said Section 3, which bears more or less due south.

3.	CASE NO. 92CW333:

Any and all water rights claimed, decreed or adjudicated by the District Court in and for Water Division 5 in Case No. 92CW333 (Bypass Water case), as the decree and rights adjudicated in that case may be perfected or amended from time to time, as well as any and all related plans for augmentation, permits, fixtures, facilities, rights‑of‑way, or other water rights, including but not limited to the following:

A.	Vasquez Well No. B1 decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to Little Vasquez Creek and Vasquez Creek, with an appropriation date of October 15, 1992. This well is to be located at a point South 54°50′20″ West, 15,737 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

B.	Vasquez Well No. B2 decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to Little Vasquez Creek and Vasquez Creek, with an appropriation date of October 15, 1992. This well is to be located at a point South 55°23′04″ West, 15,961 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

C.	Vasquez Well No. B3 decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to Little Vasquez Creek and Vasquez Creek, with an appropriation date of October 15, 1992. This well is to be located at a point South 55°28′59″ West, 16,242 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

D.	Vasquez Well No. B4 decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to Little Vasquez Creek and Vasquez Creek, with an appropriation date of October 15, 1992. This well is to be located at a point South 55°24′01″ West, 16,435 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

E.	Vasquez Well No. B5 decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to Little Vasquez Creek and Vasquez Creek, with an appropriation date of October 15, 1992. This well is to be located at a point South 54°38′24″ West, 16,230 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

F.	Vasquez Well No. B6 decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to Little Vasquez Creek and Vasquez Creek, with an appropriation date of October 15, 1992. This well is to be located at a point South 54°18′42″ West, 15,946 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

G.	Vasquez Well No. M1 decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to Little Vasquez Creek and Vasquez Creek, with an appropriation date of October 15, 1992. This well is to be located at a point South 45°45′48″ West, 20,458 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

H.	Vasquez Well No. M2 decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to Little Vasquez Creek and Vasquez Creek, with an appropriation date of October 15, 1992. This well is to be located at a point South 46°25′03″ West, 20,429 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

I.	Vasquez Well No. M3 decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to Little Vasquez Creek and Vasquez Creek, with an appropriation date of October 15, 1992. This well is to be located at a point South 46°26′56″ West, 20,151 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

J.	Vasquez Well No. T1 decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to Little Vasquez Creek and Vasquez Creek, with an appropriation date of October 15, 1992. This well is to be located at a point South 34°17′19″ West, 21,645 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

K.	Vasquez Well No. T2 decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to Little Vasquez Creek and Vasquez Creek, with an appropriation date of October 15, 1992. This well is to be located at a point South 35°30′00″ West, 21,677 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

L.	Vasquez Well No. T3 decreed for 25 gpm conditional for domestic, sanitary and commercial purposes, the source of which is groundwater tributary to Little Vasquez Creek and Vasquez Creek, with an appropriation date of October 15, 1992. This well is to be located at a point South 36°28′01″ West, 21,889 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

M.	W.P. Base Diversion Point No. 1 decreed for 0.67 cfs absolute (includes W.P. Base Diversion Point No. 2 below) with an appropriation date of July 21, 1992, for domestic, sanitary, commercial, irrigation and firefighting purposes, the source of which is the Moffat System. W.P. Base Diversion Point No. 1 is located in the NE1/4 of the SE1/4 of Section 10, Township 2 South, Range 75 West of the 6th P.M., South 12°15′ West a distance of 8,000 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M. The diversion is a tap in Denver Water’s Siphon No. 1, a component of the Moffat System.

N.	W.P. Base Diversion Point No. 2 decreed for 0.67 cfs absolute (includes W.P. Base Diversion Point No. 1 above) with an appropriation date of July 21, 1992, for domestic, sanitary, commercial, irrigation and firefighting purposes, the source of which is the Moffat System. W.P. Base Diversion Point No. 2 is located in the SE1/4 of the SE1/4 of Section 10, Township 2 South, Range 75 West of the 6th P.M., South 11°00′ West a distance of 8,260 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M. The diversion is a tap in Denver Water’s Siphon No. 1A, a component of the Moffat System.

O.	Vasquez Mountain Canal Diversion, which may be used as an alternate point of diversion for the structures described in paragraphs 3.A. through 3.F. above. This diversion structure is decreed for domestic, sanitary and commercial purposes, the source of which is the Moffat System. This diversion point is located at a point South 65°15′ West, 12,100 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

4.	CASE NO. 07CW194:

Any and all water rights claimed, decreed or adjudicated by the District Court in and for Water Division 5 in Case No. 07CW194 (Village Core Pond case), as the decree and rights adjudicated in that case may be perfected or amended from time to time, as well as any and all related plans for augmentation, permits, fixtures, facilities, rights-of-way, or other water rights, including but not limited to the following:

A.	Village Core Pond Diversion, decreed for 0.25 cfs conditional for filling, refilling and providing freshening flows to the Village Core Pond, and the associated commercial, recreational, piscatorial, fire protection, fish and wildlife habitat, and aesthetic uses of the Village Core Pond, with a point of diversion on the west bank of the Fraser River at a point in the NE1/4 of the SE1/4 of Section 10, Township 2 South, Range 75 West of the 6th P.M., at a point bearing South 8º 13.5′ 30″ West a distance of 8,622 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M., and an appropriation date of October 31, 2007. The Village Core Pond Diversion is also an alternate point of rediversion for the Bypass Water for its decreed commercial, irrigation and firefighting uses.

B.	Village Core Pond, decreed for 1.08 acre-feet conditional with the right to fill and refill, for commercial, recreational, piscatorial, fire protection, fish and wildlife habitat and aesthetic uses, located in the N1/2 of the SE1/4 of Section 10, Township 2 South, Range 75 West of the 6th P.M., at a point bearing South 9º 20′ 35″ West a distance of 8,659 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M., with an appropriation date of October 31, 2007.

5.	CASE NO. 11CW152:

The water rights claimed, decreed or adjudicated by the District Court in and for Water Division 5 in Case No. 11CW152 (Additional Bypass Water case) that grant WPRA the right to divert 100 acre-feet annually of “Additional Bypass Water” from the Moffat System and/or Fraser River for municipal and snowmaking purposes, and under certain conditions, up to 500 acre-feet annually for snowmaking purposes, as the decree and rights adjudicated for WPRA in that case may be perfected or amended from time to time, as well as any and all related plans for augmentation, permits, fixtures, facilities, rights-of-way, or other water rights.  The Additional Bypass Water is decreed to be diverted at the following locations:

A.	Lower Snowmaking Pump Station (Existing) (a/k/a Winter Park/Mary Jane Snowmaking Diversion). A point in the Moffat System located in the NE1/4 of the SW1/4 of Section 10, Township 2 South, Range 75 West of the 6th P.M., which bears South 26°00′ West a distance of 7,480 feet from the NE corner of Section 3, Township 2 South, Range 75 West of the 6th P.M. The basis of bearing is the east section line of said Section 3 which bears more or less due south.

B.	Upper Snowmaking Pump Station (a/k/a Vasquez Mountain Snowmaking Diversion). A point in the Moffat System located in the NW1/4 of the NW1/4 of Section 9, Township 2 South, Range 75 West of the 6th P.M., which bears South 65°15′ West a distance of 12,100 feet from the NE corner of Section 3, Township 2 South, Range 75 West of the 6th P.M. The basis of bearing is the east section line of said Section 3, which bears more or less due south.

C.	Jim Creek Bypass/Pipeline. A point of diversion along the East Canal in the Moffat System, the location of which is in the SW1/4 of suspended Section 11, Township 2 South, Range 75 West of the 6th P.M., more particularly described as follows: Beginning at Corner No. 10, HES 367, thence North 38°35′ West a distance of 1,040 feet. The basis for bearing is the line between Corner Nos. 10 and 14, HES 367, which has a bearing of South 16°12″ East.

D.	Siphon 1A (a/k/a W.P. Base Diversion Point No. 2). W.P. Base Diversion Point No. 2 is located in the SE1/4 of the SE1/4 of Section 10, Township 2 South, Range 75 West of the 6th P.M., South 11°00′ West a distance of 8,260 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

E.	Fraser River Pump and Pipeline. The Fraser River Pump and Pipeline will be a diversion structure or infiltration gallery located in or immediately adjacent to the Fraser River at a point in the NE1/4 of the SE1/4 of Section 10, Township 2 South, Range 75 West of the 6th P.M., bearing South 9°15′ West, a distance of 7,960 feet from the SE corner of Section 34, Township 1 South, Range 75 West of the 6th P.M.

F.	Discovery Park Snowmaking Pond (a/k/a Moose Wallow). The inlet for the Discovery Park Snowmaking Pond is located in the NW1/4 of the SW1/4 of Section 10, Township 2 South, Range 75 West of the 6th P.M., which bears South 52°12′ West a distance of 5,160 feet from the NE corner of Section 3, Township 2 South, Range 75 West of the 6th P.M. The basis of bearing is the east section line of said Section 3 which bears more or less due south.

G.	Winter Park Water System. The point of diversion is the Fraser River upstream of its confluence with Jim Creek, near a point the location of which is in the SW1/4 of suspended Section 11, Township 2 South, Range 75 West of the 6th P.M., more particularly described as follows: Beginning at Corner No. 10, ES 367, thence South 62°02′ East a distance of 660.0 feet. The basis for bearings is the line between Corner Nos. 10 and 14, HES 367, which has a record bearing of South 66°12″ East.

6.	COMMERCIAL-EXEMPT WELLS:

Vasquez Ridge Well No. 1 (a/k/a Sundance Restaurant Well), approved pursuant to C.R.S. § 37-92-602(3)(B)(I) for 15 gpm and 1/3 acre-foot/year for drinking and sanitary facilities for a commercial business, the source of which is groundwater tributary to an unnamed tributary of Little Vasquez Creek, Vasquez Creek, the Fraser River, and the Colorado River system.  This well is located at a point in the SW1/4 of the SE1/4 of Section 16, Township 2 South, Range 75 West of the 6th P.M., located 800 feet from the south section line and 2,500 feet from the east section line of said Section 16.  This well is permitted under Colorado Division of Water Resources Well Permit No. 155932, dated November 17, 1989.

7.	BASE AREA DOMESTIC AND FIRE PROTECTION WATER:

All treated domestic and fire protection water is provided to WPRA by the Winter Park Water and Sanitation District.

8.	WATER STOCK:

900 shares of the Class A Series 2 and 200.25 shares of the Class B Series 2 stock of Clinton Ditch & Reservoir Company, a Colorado nonprofit corporation, which entitles WPRA to the use of 110 acre-feet of annual yield of water stored in the Clinton Gulch Reservoir near the summit of Fremont Pass in Summit County, Colorado, for augmentation and/or exchange for snowmaking, municipal, domestic and irrigation purposes, as outlined in the Clinton Ditch & Reservoir Company’s Articles of Incorporation.

9.	MISCELLANEOUS CONTRACT WATER RIGHTS AND LIMITATIONS:

Any and all other rights to or interests in any water or water rights of WPRA arising under any contract, agreement or understanding, including but not limited to the following:

A.	Clinton Reservoir‑Fraser River Water Agreement dated July 21, 1992, between Denver Water, WPRA and numerous other parties, which inter alia grants WPRA the right to divert, under certain conditions, up to 450 acre-feet annually from the Moffat System for snowmaking purposes, and the right to divert up to 74 acre-feet annually of “Bypass Water” from the Moffat System for domestic, sanitary and commercial purposes.

B.	Agreement concerning “20% Water” between WPRA and Denver Water dated February 27, 1992, as amended by instrument dated July 28, 1992, which inter alia grants WPRA the right to divert up to 16 acre-feet annually from wells and other structures located adjacent to the Moffat System for domestic, sanitary, commercial and irrigation purposes.

C.	WPRA’s interests in certain “Additional 20% Water” which includes, without limitation, 0.3661 cfs of water from the Diamond Bar Tee No. 2 Ditch, said ditch having been adjudicated by decree dated August 11, 1906, under Priority No. 114, with an appropriation date of September 15, 1900, and having its source of supply Ranch Creek, a tributary of the Fraser River, together with a proportionate interest in that restrictive covenant recorded in the Grand County real property records at Reception No. 298702.

D.	Agreements dated May 5, 1992, April 19, 1995 and February 14, 2002, between the Middle Park Water Conservancy District and WPRA, which inter alia grants WPRA the contractual right to 11.27 acre-feet annually out of the 3,000 acre-feet produced by the Windy Gap Project and stored in Granby Reservoir or Wolford Mountain Reservoir, for use for augmentation purposes under the decrees entered in Case Nos. 91CW240, 92CW319, 92CW333 and 07CW194.

E.	Colorado River Cooperative Agreement, between Denver Water, Clinton Ditch & Reservoir Company and numerous other parties, which inter alia grants WPRA the right to divert 100 acre-feet annually of “Additional Bypass Water” from the Moffat System and/or Fraser River, which under certain conditions may result in snowmaking diversions of up to 500 acre-feet annually.

F.	Agreement between Denver Water and WPRA, which inter alia grants WPRA a license to utilize Siphon 1A Tap No. 156547 to deliver to WPRA up to 45 acre-feet of water for irrigation and commercial purposes at and about the base area of Winter Park Mountain, including within The Village at Winter Park.

G.	WPRA’s Special Use Permit with the United States Forest Service, as that permit may be modified or amended, which contains language that may affect the ownership of water rights acquired by WPRA for use in the operation of the Winter Park Resort.

H.	Letter Agreement dated October 7, 2014 between IWPOC and Denver Water regarding the Additional 20% Water for use as additional snowmaking water.